Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report of Varian Medical Systems, Inc. (the “Company”), on Form 10-Q for the quarter ended January 1, 2021 (the “Report”), I, J. Michael Bruff, Senior Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 9, 2021	/s/	J. Michael Bruff
J. Michael Bruff
Senior Vice President and
Chief Financial Officer